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                                                                Exhibit 10.15(c)

                                AMENDMENT NO. 2

                                       TO

                       INDENTURE AND SERVICING AGREEMENT

                                 -------------

                           CREDITRUST FUNDING I LLC,
                                   as Issuer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
               as Trustee and Backup Servicer of the Receivables


                                      and


                            CREDITRUST CORPORATION,
                         as Servicer of the Receivables

                                      and

                        ASSET GUARANTY INSURANCE COMPANY
                                as Note Insurer


                           Dated as of March 15, 1999

                                 -------------

                   CREDITRUST WAREHOUSE NOTES, SERIES 1998-A

                              -------------------

     This Amendment No. 2 to Indenture and Servicing Agreement, dated as of March 15, 1999 (this "Amendment No. 2"), is executed by and among Creditrust Funding I LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer").

                                    RECITALS

     WHEREAS, the parties hereto have executed and delivered an Indenture and Servicing Agreement dated as of September 1, 1998, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer, as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer (collectively, the "Indenture"), relating to the Issuer's variable rate Creditrust Warehouse Notes, Series 1998-A;

     WHEREAS, the Issuer desires to increase the aggregate Funding Amounts available to it within a specified time under the Indenture, and the parties hereto have agreed to amend the Indenture to increase such aggregate Funding Amounts; and,

     WHEREAS, the parties hereto have obtained the consent (the "Consent") of the Noteholders evidencing not less than 66 2/3% of the Voting Interests, and the Trustee has furnished to the Rating Agency and the Placement Agent written notification of the substance of this Amendment No. 2 and the Consent.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:


                                   ARTICLE I
                    DEFINITIONS; AMENDMENT; TRUSTEE COVENANT

     SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Indenture.

     SECTION 1.2. Conditions Precedent to Each Funding. SECTION 5.10(c) of the Indenture is hereby amended to read as follows:

          "(c) The Funding Amount shall not be less than the Funding Date Minimum Amount. After giving effect to such Funding, the Note Balance shall not exceed the Maximum Facility Amount, and the aggregate Funding Amounts loaned in the month in which the Funding Date occurs (other than the month in which the first Funding Date occurs) shall not exceed $10,000,000."

     SECTION 1.3. Trustee Covenant. In accordance with Section 11.01(d) of the Indenture, the Trustee hereby agrees and covenants to furnish, promptly after the execution of this Amendment No. 2, written notification of the substance of this Amendment No. 2 and the Consent to each of the Noteholders.


                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

     SECTION 2.1. Amendment. This Amendment No. 2 shall only be amended in the same manner as the Indenture shall be amended.

     SECTION 2.2. Entire Agreement; Effect. This Amendment No. 2, together with the Transaction Documents, is intended by the parties to and does constitute the entire agreement of the parties with respect to the transaction contemplated hereunder. This Amendment No. 2 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the Indenture except for those terms or provisions expressly amended hereby.

     SECTION 2.3. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Amendment No. 2 shall be determined in accordance with such laws, including Section 5-1401 of the General Obligation Law of New York, but otherwise without regard to conflict of laws provisions.

     SECTION 2.4. Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 2 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 2 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 2 or the Notes, or the rights of the Noteholders. This Amendment No. 2 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     SECTION 2.5. Note Insurer. This Amendment No. 2 is not evidence of any position by the Note Insurer, affirmative or negative, as to whether action by the Noteholders, or any other party, is required in addition to the execution of this Amendment No. 2 by the Note Insurer. No representation is made by the Note Insurer as to the necessity for or the satisfaction of any additional action or condition under the Indenture with respect to the amendment thereof. This Amendment No. 2 does not modify the obligations of Note Insurer under the Policy as set forth therein.

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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed by their respective officers as of the day and year first above written.


                                    CREDITRUST FUNDING I LLC,
                                     as Issuer

                                    By:  /s/ Joseph K. Rensin
                                        -------------------------------
                                        Joseph K. Rensin
                                        President

                                    CREDITRUST CORPORATION,
                                     as Servicer

                                    By:  /s/ Joseph K. Rensin
                                        -------------------------------
                                        Joseph K. Rensin
                                        Chairman and
                                        Chief Executive Officer

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Trustee and as Backup Servicer

                                    By:  /s/ Bruce c. Wandersee
                                        -------------------------------
                                        Bruce C. Wandersee
                                        Assistant Vice President

                                    ASSET GUARANTY INSURANCE
                                     COMPANY

                                    By:  /s/ Scott Mangan
                                        -------------------------------
                                        Scott Mangan
                                        Vice President








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